Message From The Chairman                                Summit High Yield Fund
-------------------------------------------------------------------------------

Fellow Shareholders:

The year ended May 31, 1997 was another excellent 12-month period for high yield bond investors. The Salomon Brothers High Yield Market Index had a total return of 13.54% during the period, handily outpacing the 8.27% return of the Salomon Brothers Broad Investment Grade Bond Index.

More importantly, the Summit High Yield Fund delivered exceptional performance during the period. Our 18.15% total return (without the sales charge) easily outpaced the average total return of 13.13% earned by other high yield funds in Lipper Analytical Services' High Current Yield category for the 12 months ended May 31, 1997. The Fund's performance for the period was ranked #10 of 162 competing funds. IN FACT, LIPPER RANKS THE SUMMIT HIGH YIELD FUND'S PERFORMANCE AS #1 AMONG 103 HIGH CURRENT YIELD FUNDS FOR PERFORMANCE SINCE OUR JUNE 1994 INCEPTION./1/

Our first three years of operations have produced double-digit annual returns to shareholders. While it is probably too much to expect a repeat of this three-year period (cumulative total return of 56.35%), we remain optimistic that high yield bonds will continue to deliver good results relative to the risks of this asset class. Furthermore, the inclusion of high yield bonds in one's portfolio for further diversification is of utmost importance.

HIGH YIELD BONDS--A SEPARATE ASSET CLASS

The question of whether high yield is a separate and distinct asset class can be answered by determining whether the asset's returns are replicable through a mix of other existing assets. In fact, 20% to 25% of high yield's behavior is unique to high yield and is not a function of interest rates or stock market behavior.* This low correlation argument is particularly important in attempting to lower risk through diversification. One of the advantages of adding high yield to one's portfolio is the low interest rate dependence that high yield exhibits (interest rate dependence is estimated to be 30% of overall high yield risk). Over the past 15 years, the addition of high yield to even an intermediate U.S. Treasury portfolio has enhanced returns and helped reduce risk (the diversification effect). High yield bonds/3/ delivered 12.00% annual returns for the period, nearly double the 6.60% returns delivered by intermediate U.S. Treasuries./3/ What's more, the high yield bond market was 13% less volatile than intermediate U.S. Treasuries during the same period.*

CURRENT TRENDS FAVOR HIGH YIELD BONDS

The high yield sector has experienced a classic bull market since mid-1995 with a couple of pauses along the way. The strong performance that our Fund has experienced reflects a number of factors that we believe have in the past, and even today, favor high yield bonds. On the economic front, fears of an economic slowdown dissipated as the economy did not slip into a recession, or even a further slowdown. Instead, the high yield market and the economy as a whole, experienced a rebound that resulted in spread tightening throughout the high yield market. Corporate profitability remained strong and a number of high yield issuers took advantage of the strong stock market by raising new equity with both IPOs and secondary offerings, enhancing the quality of their balance sheets.

Institutional money managers continue to increase their stake in the high yield market. Insurance companies continue to be active, as historically tight spreads in investment grade securities caused many

------
* Source: 1996 High Yield Annual Review, Chase Securities, Inc. /1Performance/rankings are based on total returns for the periods and do not include the effect of a sales charge. The rankings are based on data from Lipper Analytical. As of June 30, 1997, the fund also ranked #1 among 103 high yield funds since its inception and 5/163 for the 1 year period. During the period for which this ranking is based, the fund waived fees. In the absence of those waivers, the ranking may have been lower.
/2High/Yield Bonds are represented by the CSI High Yield Index: an unmanaged
  Index of 1,014 high yield issues.
/3Ibbotson/Associates
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Message From The Chairman                                Summit High Yield Fund
-------------------------------------------------------------------------------

insurers to look for additional returns in high yield bonds. The number of U.S. pension plans with dedicated high yield managers rose from 92 to 115 during 1996; in aggregate, these managers oversee $9.1 billion of assets, an increase from $5.9 billion in 1995.* The utilization of securitization technology has allowed a number of investment advisors to create Collateralized Bond Obligations ("CBOs"). These transactions reallocate the principal and interest cash flows from a portfolio of high yield bonds to investment grade and non-investment grade classes or tranches of securities. While the first CBO surfaced in 1987, CBOs were significant new buyers of high yield bonds in the last 12 months. High yield mutual funds continue to see strong inflows, now even greater than investment grade corporate bond funds.

While improved credit quality and increased demand have led to capital gains for many high yield bonds, these bonds have also delivered high current income to help compensate investors for their risk of default (the default rate on high yield bonds actually declined from 1995 to 1996, according to Moody's Investor Services). The combination has produced solid total returns for investors in this sector.

OUR STRATEGY AND DETERMINANTS OF PERFORMANCE

We have found that the asset size of a high yield fund is one factor that influences performance, at least to a certain degree. Smaller funds are much more agile than larger funds, in terms of shifting their risk profile, and have less difficulty adjusting with timely movements their exposure in the overall market. Once a fund reaches a critical mass (over $1 billion), the fund--or at that level, the "battleship,"--becomes sort of an index or proxy for the high yield market. Individual credit or bond selection, at that point, has significantly less impact on the fund, and the fund's performance is more greatly influenced by overall market sector performance.

While we would like to grow the assets of the Summit High Yield Fund, we believe that our major strength is the selection of individual companies and their securities that have exceptional value within the high yield market. This "bottom-up" approach to credit selection, combined with our traditional fully invested position, has allowed us to outperform all competitors for the three years since the Fund's inception.

Over an extended period of time the most significant determinant of returns is our risk posture. During the recent 12-month period, the Fund benefited from excellent individual security selection as well as rising demand from investors for high yield bonds. The Fund's performance also reflected our attempts to maximize total returns by combining capital appreciation and current income.

As portfolio managers, we continue to pursue our goal of maximizing total returns in three ways. First, we apply contrarian judgment to choose securities that have been overlooked by other investors. Second, the fund invests in securities that we expect to benefit from improving credit quality. Third, the Fund makes strategic "theme-oriented" moves to capture improvements in sectors within the high yield market.

THANK YOU

In closing, I would like to again thank you for the trust and confidence that you have placed in our portfolio management team. You, the shareholder, have entrusted us with a portion of your financial assets. Our responsibility is to you. As our top performance would indicate, our Fund has had a truly excellent year. Please feel free to call or write to me with questions or comments about our Fund.

Sincerely,

/s/ Steven R. Sutermeister
Steven R. Sutermeister
Chairman

------
* Source: Merrill Lynch, 1997

Message From The Chairman                                 Summit High Yield Fund
--------------------------------------------------------------------------------


                            Summit High Yield Fund

Value of $10,000 in the Index

 Dates     Salomon High Yield      High Yield Shares   High Yield Shares*   Institutional Service
             Market Index            (w/out load)          (w/load)               Shares
-------------------------------------------------------------------------------------------------
6/27/94        10,000                  10,000               9,551                 10,000
-------------------------------------------------------------------------------------------------
5/31/95        11,309                  10,997              10,503                 10,997
-------------------------------------------------------------------------------------------------
5/31/96        12,387                  13,233              12,639                 13,214
-------------------------------------------------------------------------------------------------
5/31/97        13,411                  15,635              14,933                 15,645
-------------------------------------------------------------------------------------------------


                   Average Annual Total Return

-------------------------------------------------------------------
                                                           Since
                                                         Inception
Period Ended 5/31/97               1 Year                (6/27/94)
-------------------------------------------------------------------
High Yield w/out load              18.15%                 16.47%
-------------------------------------------------------------------
High Yield w/load*                 12.84%                 14.66%
-------------------------------------------------------------------
Institutional Service Shares       18.40%                 16.49%
-------------------------------------------------------------------

*Reflects the maximu 4.50% sales charge.

The Fund's performance is measured against the Salomon High Yield Market Index, a broad-based index of the high-yield bond market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit High Yield Fund reflects the deduction of fees for these value-added services.

Past performance is not predictive of future performance and the composition of the Fund's holdings is subject to change. Investment return and principal value of the Summit High Yield Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

During the period, investment advisory and administration fees were voluntarily reduced, resulting in a higher total return than would have occurred if full fees had been charged.

Although the Fund's yield may be significantly higher than that of other fixed-income funds that purchase higher rated securities, this yield is generally accompanied by greater risk that the Fund's share price will decline. For further information regarding this and other risks, please consult the prospectus.

The Summit High Yield Fund is distributed by BISYS Fund Services.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

                               TABLE OF CONTENTS

                           Message From the Chairman
                                     Page 1

                       Report of Independent Accountants
                                     Page 5

                      Statement of Assets and Liabilities
                                     Page 6

                            Statement of Operations
                                     Page 7

                      Statements of Changes in Net Assets
                                     Page 8

                       Schedule of Portfolio Investments
                                     Page 9

                         Notes to Financial Statements
                                    Page 12

                              Financial Highlights
                                    Page 18

Report of Independent Accountants                        Summit High Yield Fund
-------------------------------------------------------------------------------


To the Shareholders and Trustees of
 Summit Investment Trust

We have audited the accompanying statements of assets and liabilities of the Summit High Yield Fund, including the schedule of portfolio investments, as of May 31, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of Summit Investment Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Summit High Yield Fund as of May 31, 1997, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.


Columbus, Ohio
July 21, 1997

SUMMIT HIGH YIELD FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1997

                             ASSETS:
Investments, at value (Cost $36,205,704).......................... $38,099,470
Cash..............................................................         478
Interest receivable...............................................     771,064
  Receivable for capital shares issued............................      52,730
  Receivable from Investment Adviser..............................       3,773
  Receivable from brokers for investments sold....................   1,015,000
  Income and other receivable.....................................      31,540
  Prepaid expenses................................................      20,490
                                                                   -----------
    Total Assets..................................................  39,994,545
                                                                   -----------
                           LIABILITIES:
Payable for investments purchased.................................   1,000,000
Payable for capital shares redeemed...............................          93
Accrued expenses and other payables:
  Investment advisory fees........................................      16,446
  Administration fees.............................................         636
  12b-1 fees (High Yield shares)..................................       7,208
  12b-1 fees (Institutional Service shares).......................         458
  Legal and audit fees............................................      11,343
  Transfer agent fees.............................................       8,996
  Trustees' fees..................................................       5,636
                                                                   -----------
    Total Liabilities.............................................   1,050,816
                                                                   -----------
                           NET ASSETS:
Capital...........................................................  35,254,495
Undistributed net investment income...............................      48,225
Net unrealized appreciation on investments........................   1,893,766
Accumulated undistributed net realized gains on investment trans-
 actions..........................................................   1,747,243
                                                                   -----------
    Net Assets.................................................... $38,943,729
                                                                   ===========
Net Assets
  High Yield shares............................................... $34,706,789
  Institutional Service shares....................................   4,236,940
                                                                   -----------
  Total........................................................... $38,943,729
                                                                   ===========
Outstanding units of beneficial interest (shares)
  High Yield shares...............................................   3,064,624
  Institutional Service shares....................................     374,948
                                                                   -----------
  Total...........................................................   3,439,572
                                                                   ===========
Net asset value
  Redemption price per share--High Yield shares...................      $11.32
  Offering and Redemption price per share--Institutional Service
   shares.........................................................      $11.30
                                                                   ===========
Maximum Sales Charge--High Yield shares...........................        4.50%
                                                                   ===========
Maximum Offering Price--High Yield shares (100%/(100%-Maximum
 Sales Charge)
 of net asset value adjusted to nearest cent) per share...........      $11.85
                                                                   ===========

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1997

INVESTMENT INCOME:
Interest income.................................................... $3,486,114
Dividend income....................................................     35,148
                                                                    ----------
  Total Income.....................................................  3,521,262
                                                                    ----------
EXPENSES:
Investment advisory fees...........................................    367,253
Administration fees................................................     68,088
12b-1 fees--High Yield shares......................................     78,445
12b-1 fees--Institutional Service shares...........................      6,665
Custodian and accounting fees......................................     51,392
Legal and audit fees...............................................     48,404
Organization costs.................................................        328
Trustees' fees.....................................................     27,023
Transfer agent fees................................................     58,479
Registration and filing fees.......................................     11,933
Printing costs.....................................................     52,140
Other..............................................................     20,831
                                                                    ----------
  Total expenses before voluntary reductions.......................    790,981
  Expenses voluntarily reduced.....................................   (249,151)
                                                                    ----------
  Total Expenses...................................................    541,830
                                                                    ----------
Net investment income..............................................  2,979,432
                                                                    ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions......................  2,908,478
Net change in unrealized appreciation (depreciation) on invest-
 ments.............................................................   (160,322)
                                                                    ----------
Net realized/unrealized gains on investments.......................  2,748,156
                                                                    ----------
Change in net assets resulting from operations..................... $5,727,588
                                                                    ==========

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE YEAR  FOR THE YEAR
                                                      ENDED         ENDED
                                                     MAY 31,       MAY 31,
                                                       1997          1996
                                                   ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income............................ $ 2,979,432   $ 2,580,722
 Net realized gains on investment transactions....   2,908,478     1,021,588
 Net change in unrealized appreciation (deprecia-
  tion) on investments............................    (160,322)    1,498,333
                                                   -----------   -----------
Change in net assets resulting from operations....   5,727,588     5,100,643
                                                   -----------   -----------
DISTRIBUTIONS TO HIGH YIELD SHAREHOLDERS FROM:
 Net investment income............................  (2,754,994)   (2,515,712)
 In excess of net investment income...............    (353,047)
 Net realized gains...............................  (1,369,117)      (66,947)
DISTRIBUTIONS TO INSTITUTIONAL SERVICE
 SHAREHOLDERS FROM:
 Net investment income............................    (231,725)      (52,460)(a)
 In excess of net investment income...............     (48,995)       (5,333)(a)
 Net realized gains...............................    (100,079)
                                                   -----------   -----------
Change in net assets from shareholder distribu-
 tions............................................  (4,857,957)   (2,640,452)
                                                   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued......................   8,216,321     3,568,045
 Dividends reinvested.............................   4,761,817     2,865,386
 Cost of shares redeemed..........................  (5,304,586)   (6,168,600)
                                                   -----------   -----------
Change in net assets from capital transactions....   7,673,552       264,831
                                                   -----------   -----------
Change in net assets..............................   8,543,183     2,725,022
NET ASSETS:
 Beginning of period..............................  30,400,546    27,675,524
                                                   -----------   -----------
 End of period.................................... $38,943,729   $30,400,546
                                                   ===========   ===========
SHARE TRANSACTIONS:
 Issued...........................................     733,390       333,322
 Reinvested.......................................     426,459       272,922
 Redeemed.........................................    (472,411)     (591,773)
                                                   -----------   -----------
Change in shares..................................     687,438        14,471
                                                   ===========   ===========

--------
(a) For the period from January 19, 1996 (commencement of operations) to May 31, 1996.

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (0.2%):
 Transportation (0.2%):
   279,669 Central Transport Rental Group
            PLC-ADR...............................................   $    78,665
                                                                     -----------
   Total Common Stocks.............................................       78,665
                                                                     -----------
 CORPORATE BONDS (96.0%):
 Consumer (4.8%):
 Consumer Goods & Services (2.9%):
 1,000,000 Coleman Escrow Corp.,
            0.00%, 5/15/01**......................................       648,750
   500,000 Coleman Holding,
            0.00%, 5/27/98*.......................................       462,500
                                                                     -----------
                                                                       1,111,250
                                                                     -----------
 Food Processors (2.0%):
 1,000,000 PM Holdings Corp.,
            0.00%, 9/1/00 (b).....................................       770,000
                                                                     -----------
   Total Consumer..................................................    1,881,250
                                                                     -----------
 Energy (2.9%):
 Oil/Gas Exploration (2.9%):
 1,000,000 TransTexas Gas Corp.,
            11.50%, 6/15/02.......................................     1,113,750
                                                                     -----------
   Total Energy....................................................    1,113,750
                                                                     -----------
 Manufacturing (25.2%):
 Apparel/Textile (3.8%):
 1,000,000 Anvil Knitwear, Inc.,
            10.88%, 3/15/07**.....................................     1,011,250
   500,000 CMI Industries,
            9.50%, 10/1/03........................................       485,000
                                                                     -----------
                                                                       1,496,250
                                                                     -----------
 Auto & Related (5.4%):
 1,000,000 Venture Holdings,
            9.75%, 4/1/04.........................................       975,000
 1,000,000 Collins & Aikman Products Corp., 11.50%, 4/15/06.......     1,118,750
                                                                     -----------
                                                                       2,093,750
                                                                     -----------
 Chemicals (1.3%):
   500,000 Tri Polyta Finance, Inc.,
            11.38%, 12/1/03.......................................       487,500
                                                                     -----------
 General Industrial (13.5%):
 1,000,000 Gulf States Steel,
            13.50% 4/15/03........................................       972,500
   500,000 IMO Industries,
            11.75%, 5/1/06........................................       502,500
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Manufacturing, continued:
 General Industrial, continued:
 1,000,000 International Knife & Saw Corp.,
            11.38%, 11/5/06.......................................   $ 1,057,500
 1,000,000 International Wire Group,
            11.75%, 6/1/05........................................     1,075,000
   500,000 Telex Communications, Inc.,
            10.50%, 5/1/07**......................................       517,500
 1,000,000 Terex Corp.,
            13.25%, 5/15/02.......................................     1,120,000
                                                                     -----------
                                                                       5,245,000
                                                                     -----------
 Paper Products (1.3%):
   500,000 Florida Coast Paper,
            12.75%, 6/1/03........................................       505,000
                                                                     -----------
   Total Manufacturing.............................................    9,827,500
                                                                     -----------
 Service (42.3%):
 Discount Stores (1.2%):
   500,000 Pamida, Inc.,
            11.75%, 3/15/03.......................................       470,000
                                                                     -----------
 Drug Stores (2.7%):
 1,000,000 Duane Reade Corp.,
            12.00%, 9/15/02.......................................     1,042,500
                                                                     -----------
 Gaming/Hotels (4.2%):
 1,000,000 Alliance Gaming Corp.,
            12.88%, 6/30/03.......................................     1,085,000
   500,000 Majestic Star Casino,
            12.75%, 5/15/03.......................................       545,000
                                                                     -----------
                                                                       1,630,000
                                                                     -----------
 Grocery (2.4%):
 1,000,000 Pueblo Xtra International,
            9.50%, 8/1/03**.......................................       955,000
                                                                     -----------
 Media & Cable (19.0%):
 1,000,000 Adelphia Communication Corp., 12.50%, 5/15/02..........     1,053,750
 1,000,000 Globalstar, L.P.,
            11.38%, 2/15/04**.....................................     1,005,000
 1,000,000 Kabelmedia Holdings,
            0.00%, 8/1/06 (e).....................................       590,000
   500,000 Mobile Telecommunications, 13.50%, 12/5/02.............       515,000
 1,000,000 People's Choice TV Corp.,
            0.00%, 6/1/04 (c).....................................       365,000
   500,000 Phonetel Technologies, Inc.,
            12.00%, 12/15/06......................................       500,000

                                   Continued

SUMMIT HIGH YIELD FUND

                                  MAY 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Service, continued:
 Media & Cable, continued:
 1,000,000 Spanish Broadcasting System,
            11.00%, 3/15/04**....................................   $ 1,045,000
   500,000 Tevecap SA,
            12.63%, 11/26/04**...................................       530,000
   750,000 TV Azteca SA,
            10.50%, 2/15/07**....................................       769,688
 1,000,000 TV Filme, Inc.,
            12.88%, 12/15/04**...................................     1,042,500
                                                                    -----------
                                                                      7,415,938
                                                                    -----------
 Other Services (12.7%):
 1,000,000 Affinity Group Holdings, Inc.,
            11.00%, 4/1/07**.....................................     1,045,000
   500,000 Allied Waste North America, Inc.,
            10.25%, 12/1/06**....................................       531,250
 1,000,000 Chief Auto Parts, Inc.,
            10.50%, 5/15/05......................................     1,011,250
   500,000 Iron Mountain, Inc.,
            10.13%, 10/1/06......................................       527,500
   800,000 Neodata Services, Inc.,
            12.00%, 5/1/03.......................................       856,000
   500,000 Speedy Muffler King, Inc.,
            10.88%, 10/1/06......................................       523,125
   500,000 Stuart Entertainment,
            12.50%, 11/15/04.....................................       445,000
                                                                    -----------
                                                                      4,939,125
                                                                    -----------
   Total Service..................................................   16,452,563
                                                                    -----------
 Transportation (12.4%):
 Air Transportation/Related (7.1%):
 1,000,000 Airplanes Pass Through Trust, 10.88%, 3/15/19**.......     1,112,500
   500,000 CHC Helicopter,
            11.50%, 7/15/02......................................       517,500
 1,000,000 SC International,
            13.00%, 10/1/05......................................     1,135,000
                                                                    -----------
                                                                      2,765,000
                                                                    -----------
 Trucking/Other (5.3%):
 1,000,000 Ameritruck Distribution,
            12.25%, 11/15/05.....................................     1,000,000
   500,000 Atlantic Express Transportation Corp., 10.75%,
            2/1/04**.............................................       520,000
 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Transportation, continued:
 Trucking/Other, continued:
   569,131 Central Transport Rental Group
            PLC-ADR, 9.50%, 4/30/03..............................   $   542,097
                                                                    -----------
                                                                      2,062,097
                                                                    -----------
   Total Transportation...........................................    4,827,097
                                                                    -----------
 Utilities (8.5%):
 Gas & Electric (2.3%):
 1,000,000 Empire Gas Corp.,
            7.00%, 7/15/04.......................................       900,000
                                                                    -----------
 Telecommunications (6.2%):
   750,000 Call-Net Enterprises, Inc.,
            0.00%, 12/1/04 (f)...................................       640,313
 1,000,000 Intermedia Communications,
            0.00%, 5/15/01 (d)...................................       685,000
 1,000,000 Qwest Communications, Inc., 10.88%, 4/1/07**..........     1,070,000
                                                                    -----------
                                                                      2,395,313
                                                                    -----------
   Total Utilities................................................    3,295,313
                                                                    -----------
   Total Corporate Bonds..........................................   37,397,473
                                                                    -----------
 RIGHTS/WARRANTS (0.4%):
 Broadcast, Radio & Television (0.0%):
       200 American Telecastings, 5 Warrant Package, expire
            6/15/99**............................................            20
                                                                    -----------
 Consumer (0.3%):
     2,000 Renaissance Cosmetics, Inc.,
            Warrants, expire 8/15/01**...........................       100,000
                                                                    -----------
 Hotels/Gaming (0.0%):
       500 Boomtown Warrants, expire 11/98**.....................             5
                                                                    -----------
 Machinery-Construction & Mining (0.0%):
     4,000 Terex Corp. Rights, expire 5/15/02....................        10,000
                                                                    -----------
 Paper Products (0.1%):
    10,000 S.D. Warren Warrants, expire 12/15/04**...............        47,500
                                                                    -----------
   Total Warrants.................................................      157,525
                                                                    -----------

                                   Continued

SUMMIT HIGH YIELD FUND

                                  MAY 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (1.2%):
   465,807 Fountain Square Money Market Fund......................   $   465,807
                                                                     -----------
   Total Investment Companies......................................      465,807
                                                                     -----------
 TOTAL INVESTMENTS
   (Cost--$36,205,704)(a)..........................................  $38,099,470
                                                                     ===========

------
Percentages indicated are based on net assets of $38,943,729.
(a)Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $2,274,438
    Unrealized depreciation...........   (380,672)
                                       ----------
    Net unrealized appreciation....... $1,893,766
                                       ==========

(b) Interest rate increases to 11.50% on September 1, 2000.
(c) Interest rate increases to 13.13% on June 1, 2000.
(d) Interest rate increases to 12.5% on May 15, 2001.
(e) Interest rate increases to 13.63% on August 1, 2001.
(f) Interest rate increases to 13.25% on December 1, 1999.
* Represents discount note.
** Represents private placement securities.
PLC = Public Limited Company
ADR = American Depositary Receipt


                       See notes to financial statements.

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 31, 1997

1. ORGANIZATION:

 Summit Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated March 8, 1994, as amended. The Trust is currently comprised of one investment portfolio, the Summit High Yield Fund (the "Fund"). Between the date of organization and the date of commencement of operations of the Fund (June 27, 1994), the Trust had no operations other than those relating to organizational matters, including the issuance on May 24, 1994 of 10,000 shares, at $10.00 per share, to The Union Central Life Insurance Company ("Union Central Life").

 The Fund's investment objective is high current income with capital appreciation as a secondary goal. The Fund invests primarily in lower-quality, intermediate to long-term corporate bonds.

 The Fund is authorized to issue an unlimited number of shares, which are units of beneficial interest without par value. During the fiscal year ended May 31, 1997, the Fund was authorized to issue two classes of shares, the High Yield Shares and Institutional Service Shares. The High Yield Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Each class of shares has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares including the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the fiscal year ended May 31, 1997. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Securities which are traded on stock exchanges are valued at the last sales price as of the close of the New York Stock Exchange (the "Exchange"), or lacking any sales, at the closing bid price. Securities traded only in the "over-the-counter" market are valued at the last bid price quoted by brokers that make markets in the securities at the close of trading on the Exchange. Fixed income securities are generally traded in the over-the-counter market. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. As approved by the Board of Trustees, the Fund uses a pricing service or services in determining the net asset value of shares of the Fund. Fixed income securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1997

   The Fund may invest its assets in intermediate to long-term, high yield, medium and lower quality, fixed income securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated securities than with respect to securities for which external sources of quotations and last sale information are more available.

     SECURITIES TRANSACTIONS AND RELATED INCOME:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

     Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

     FEDERAL INCOME TAXES:

     It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     OTHER:

     All expenses in connection with the Trust's organization and registration under the 1940 Act and the Securities Act of 1933, as amended, were paid by the Fund. Such expenses were amortized over a period of two years commencing with the date of the initial public offering.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities for the Fund (excluding short-term securities) for the year ended May 31, 1997 were $94,455,956 and $88,215,652 respectively.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1997

4. RELATED PARTY TRANSACTIONS:

 First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is the investment adviser to the Fund. FSCM was organized principally for purposes of sponsoring and managing the Trust pursuant to a Joint Venture Agreement between Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation (the" Joint Venture"). Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon is a wholly-owned subsidiary of Union Central Life, an Ohio mutual insurance company, which owns as of May 31, 1997 more than 91% of the High Yield Shares class and more than 73% of the Institutional Service Shares Class of shares of the Fund. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

 Under the terms of the Investment Advisory Agreement between the Trust and FSCM (the "Advisory Agreement"), FSCM is entitled to receive fees based on a percentage of the average net assets of the Fund. Effective July 1, 1995, the investment advisory fee is based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index for the same period. The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its advisory fee so as to limit the Fund's total annual expenses to 1.60%. For the year ended May 31, 1997, FSCM voluntarily reduced $227,432 of investment advisory fees.

 Carillon with offices at 1876 Waycross Road, Cincinnati, Ohio 45240, serves as investment sub-adviser (the "Sub-Adviser") to the Fund pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Carillon provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period of less than twelve months in length, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fees as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and Carillon, or paid by the Joint Venture.

 BISYS Fund Services, Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1997


 Certain officers of the Trust are affiliated with BISYS or with FSCM. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust.

 BISYS serves the Trust as manager and administrator. Under the terms of the Management and Administration Agreement between the Trust and BISYS, BISYS' fees are computed daily and paid monthly as a percentage of the average daily net assets of the Fund at an annual rate of 0.20%. For the year ended May 31, 1997, BISYS voluntarily reduced $17,134 of administration fees of the Fund.

 BISYS also serves as distributor of the Fund's shares. BISYS receives fees for providing distribution services under the Distribution Agreement between the Trust and BISYS and the Trust's Distribution and Shareholders Service Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund pays BISYS a fee not to exceed, on an annual basis, 0.25% of the average daily net assets of the shares of the High Yield Shares class and of the Institutional Service Shares class of the Fund for payments BISYS makes to financial institutions, including FSCM, and broker/dealers, and for expenses BISYS and any of its affiliates incur for providing distribution or shareholder service assistance. For the year ended May 31, 1997 BISYS waived $4,585 in 12b-1 fees. In addition, BISYS has the right, as principal, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares. BISYS may sell such shares at the public offering price, which for Institutional Service Shares Class shares is net asset value, and for High Yield Shares class shares is net asset value plus a maximum sales charge of 4.50% or, in the case of sales to dealers, at the public offering price less a concession determined by BISYS which may not exceed the amount of the sales charge or the underwriting discount. For the year ended May 31, 1997, BISYS received $26,909 from commissions earned on sales of High Yield Shares class shares of the Fund, $24,202 of which was reallowed to unaffiliated broker/dealers.

 BISYS Ohio serves as the Trust's transfer agent and is entitled to receive fees based upon a contractually specified amount per shareholder with specified minimum per portfolio amounts and surcharges. In addition, the transfer agent is reimbursed for certain out-of-pocket expenses incurred in providing transfer agency services. BISYS Ohio also serves as fund accountant for the Trust. Under the terms of the Fund Accounting Agreement between the Trust and BISYS Ohio, the fund accountant is entitled to receive fees based on a percentage of the average daily net assets of the Fund and is reimbursed for certain out-of-pocket expenses incurred in providing such fund accounting services. Transfer agent and fund accounting fees for the year ended May 31, 1997 were $58,479 and $44,994 respectively.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  MAY 31, 1997

5. CAPITAL SHARE TRANSACTIONS:

   Transactions in capital shares for the Fund were as follows:

                                                      SUMMIT HIGH YIELD
                                                          BOND FUND
                                                   ------------------------
                                                     FOR THE      FOR THE
                                                      YEAR         YEAR
                                                      ENDED        ENDED
                                                     MAY 31,      MAY 31,
                                                      1997         1996
                                                   -----------  -----------
CAPITAL TRANSACTIONS:
HIGH YIELD SHARES:
  Proceeds from shares issued..................... $ 4,256,939  $   573,171
  Dividends reinvested............................   4,423,689    2,820,631
  Shares redeemed.................................  (3,409,061)  (4,848,104)
                                                   -----------  -----------
    Change in net assets from High Yield share
     transactions................................. $ 5,271,567  $(1,454,302)
                                                   ===========  ===========
INSTITUTIONAL SERVICE SHARES:
  Proceeds from shares issued..................... $ 3,959,382  $ 2,994,874 (a)
  Dividends reinvested............................     338,128       44,755 (a)
  Shares redeemed.................................  (1,895,525)  (1,320,496)(a)
                                                   -----------  -----------
    Change in net assets from Institutional
     Service share transactions................... $ 2,401,985  $ 1,719,133 (a)
                                                   ===========  ===========
SHARE TRANSACTIONS:
HIGH YIELD SHARES:
  Issued..........................................     379,660       54,443
  Reinvested......................................     396,115      268,810
  Redeemed........................................    (302,538)    (469,528)
                                                   -----------  -----------
    Change in High Yield shares...................     473,237     (146,275)
                                                   ===========  ===========
INSTITUTIONAL SERVICE SHARES
  Issued..........................................     353,730      278,879 (a)
  Reinvested......................................      30,344        4,112 (a)
  Redeemed........................................    (169,873)    (122,245)(a)
                                                   -----------  -----------
    Change in Institutional Service shares........     214,201      160,746 (a)
                                                   ===========  ===========

--------
(a) For the period from January 19, 1996 (commencement of operations) to May 31, 1996.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1997

6. SUBSEQUENT EVENTS:

   At the regular quarterly meeting on June 18, 1997, the Board of Trustees authorized and directed the officers of the Trust to effectuate the exchanges of all the shares of the Institutional Service Shares class into shares of the High Yield Shares class and, upon completion of such exchanges, to effectuate the abolishment of the Institution Service Class. The exchange of the shares and abolishment of the Institution Service Class is scheduled to be completed by the end of July, 1997. At that time, the Fund will have only one class of shares, the High Yield Shares class, which will continue to have substantially the same expenses as prior to the abolishment of the Institutional Service Class.

SUMMIT HIGH YIELD FUND

                             FINANCIAL HIGHLIGHTS

                                                                                INSTITUTIONAL
                                                         HIGH YIELD SHARES     SERVICE SHARES
                                                         ------------------  --------------------
                                                                                        FOR THE     FOR THE
                                                                                      PERIOD FROM    PERIOD
                                                           YEAR      YEAR     YEAR    JANUARY 19,   JUNE 27,
                                                          ENDED     ENDED     ENDED    1996  TO     1994 TO
                                                         MAY 31,   MAY 31,   MAY 31,    MAY 31,     MAY 31,
                                                           1997      1996     1997      1996(D)     1995(A)
                                                         --------  --------  -------  -----------   --------
NET ASSET VALUE, BEGIN  NING OF PERIOD..........         $  11.05  $  10.11  $ 11.03    $10.59      $ 10.00
                                                         --------  --------  -------    ------      -------
INVESTMENT ACTIVITIES:
  Net investment income.........................             0.99      1.01     1.04      0.40         0.83
  Net realized and unrealized gains (losses)
   on investments...............................             0.90      0.95     0.87      0.47         0.11
                                                         --------  --------  -------    ------      -------
    Total from Investment Activities............             1.89      1.96     1.91      0.87         0.94
                                                         --------  --------  -------    ------      -------
DISTRIBUTIONS:
  Net investment income.........................            (0.99)    (1.01)   (1.04)    (0.40)       (0.83)
  In excess of net in vestment income...........            (0.13)             (0.10)    (0.03)
  Net realized gains............................            (0.50)    (0.01)   (0.50)
                                                         --------  --------  -------    ------      -------
    Total Distributions.........................            (1.62)    (1.02)   (1.64)    (0.43)       (0.83)
                                                         --------  --------  -------    ------      -------
NET ASSET VALUE, END OF PERIOD..................         $  11.32  $  11.05  $ 11.30    $11.03      $ 10.11
                                                         ========  ========  =======    ======      =======
Total Return (excludes sales charges)...........            18.15%    20.34%   18.40%    20.16%(b)     9.97%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000).............         $ 34,707   $28,628   $4,237    $1,773      $27,676
  Ratio of expenses to average net assets.......             1.60%     1.60%    1.43%     1.52%(c)     1.56%(c)
  Ratio of net investment income to average
   net assets...................................             8.73%     9.42%    8.89%     9.86%(c)     9.13%(c)
  Ratio of expenses to average net assets*......             2.32%     2.24%    2.32%     2.76%(c)     1.61%(c)
  Ratio of net investment income to average
   net assets*..................................             8.01%     8.78%    8.01%     8.62%(c)     9.08%(c)
  Portfolio turnover (e)........................           271.68%   187.61%  271.68%   187.61%      158.36%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) On January 19, 1996, the Fund issued a second series of shares and designated such shares as "Institutional Service" shares.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See notes to financial statements.

--------------------------------------------------------------------------------


                             TRUSTEES AND OFFICERS

                  Steven R. Sutermeister, Chairman and Trustee
                     James F. Smith, President and Trustee
                         Theodore H. Emmerich, Trustee
                            Frederick Moss, Trustee
                            Bruce H. Olson, Trustee
                       Scott A. Englehart, Vice President
                          Craig C. Rudesill, Secretary
                            Thresa Dewar, Treasurer

                                  -----------

                               Investment Adviser
                        First Summit Capital Management
                               1876 Waycross Road
                             Cincinnati, Ohio 45240

                         Administrator and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

                                 Legal Counsel
                      Stradley, Ronon, Stevens & Young LLP
                              2600 Commerce Square
                          Philadelphia, PA 19103-7098

                                    Auditors
                             Coopers & Lybrand LLP
                             100 East Broad Street
                              Columbus, Ohio 43215


7/97

--------------------------------------------------------------------------------


                          [Summit logo appears here]



                     A PORTFOLIO OF SUMMIT INVESTMENT TRUST


                                   MANAGED BY
                        FIRST SUMMIT CAPITAL MANAGEMENT


                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                  MAY 31, 1997


--------------------------------------------------------------------------------